                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 2, 1999 included in PurchasePro.com, Inc. and subsidiary's Form S-1, and incorporated by reference in this registrations statement, and to all references to our Firm included in this Registration Statement.



/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP
Las Vegas, Nevada
November 22, 1999


                                      -9-